SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:  July 9, 2011

Massive Dynamics, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	000-54387	45-0836120
(State or other jurisdiction)	(Commission File number)	(IRS Employer of incorporation or organization) Identification No.)

320 Otero, Newport Beach, CA 92660

(Address of principal executive offices) (Zip Code 518035)

(310) 200-5199

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Address If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 9, 2011, the sole director of Massive Dynamics, Inc. (“we”, “us”, “our”) took a written action to change our fiscal year end date from December 31 to March 31.  Since we have not previously been subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, we do not anticipate filing any transition reports.

ITEM 9.01  Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired

Not Required.

(b)

Pro-Forma Financial Information

Not Required.

(c)

Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSIVE DYNAMICS, INC.

By:

/s/ Don Calabria, CEO & President

Don Calabria, CEO & President

Dated:

July 20, 2011